Third Quarter 2022 Financial Summary October 26, 2022

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Third Quarter 2022 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions (and our outlook for our business in light of these conditions, which is uncertain); changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; our ability to grow our residential credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in MSR; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 1 Important Notices

Basis of Presentation On September 8, 2022, the Company announced that its Board of Directors had unanimously approved a reverse stock split of the Company’s common stock at a ratio of 1- for-4 (the “Reverse Stock Split”). The Reverse Stock Split was effective following the close of business on September 23, 2022 (the “Effective Time”). Accordingly, at the Effective Time, every four issued and outstanding shares of the Company’s common stock were converted into one share of the Company’s common stock. No fractional shares were issued in connection with the Reverse Stock Split. Instead, each stockholder that would have held fractional shares as a result of the Reverse Stock Split received cash in lieu of such fractional shares. The par value per share of the Company’s common stock remained unchanged at $0.01 per share after the Reverse Stock Split. Accordingly, for all historical periods presented, an amount equal to the par value of the reduced number of shares resulting from the Reverse Stock Split was reclassified from Common stock to Additional paid in capital in the Company’s Consolidated Statements of Financial Condition. All other references made to share or per share amounts in the accompanying consolidated financial statements and disclosures have also been retroactively adjusted, where applicable, to reflect the effects of the Reverse Stock Split. Updates to Financial Disclosures Beginning with the quarter ended March 31, 2022, in light of the continued growth of its mortgage servicing rights portfolio, the Company enhanced its financial disclosures by separately reporting servicing income and servicing expense in its Consolidated Statements of Comprehensive Income (Loss). Servicing income and servicing expense were previously included within Other income (loss). As a result of this change, prior periods have been adjusted to conform to the current presentation. In addition, beginning with the quarter ended March 31, 2022, the Company consolidated certain line items in its Consolidated Statements of Comprehensive Income (Loss) in an effort to streamline and simplify its financial presentation. Amounts previously reported under Net interest component of interest rate swaps, Realized gains (losses) on termination or maturity of interest rate swaps, Unrealized gains (losses) on interest rate swaps and Net gains (losses) on other derivatives are combined into a single line item titled Net gains (losses) on derivatives. Similarly, amounts previously reported under Net gains (losses) on disposal of investments and other and Net unrealized gains (losses) on instruments measured at fair value through earnings are combined into a single line item titled Net gains (losses) on investments and other. As a result of these changes, prior periods have been adjusted to conform to the current presentation. 2 Important Notices (continued)

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		9/30/2022	6/30/2022
Income Statement	GAAP net income (loss) per average common share [(1)]	($0.70)	$2.21
	Earnings available for distribution per average common share *[(1)]	$1.06	$1.22
	Annualized GAAP return (loss) on average equity	(9.94%)	30.60%
	Annualized EAD return on average equity*	17.57%	17.49%
Balance Sheet	Book value per common share	$19.94	$23.59
	GAAP Leverage at period-end [(2)]	5.8x	5.4x
	Economic leverage at period-end *[(2)]	7.1x	6.6x
	GAAP capital ratio at period-end [(3)]	12.8%	15.1%
	Economic capital ratio at period-end *[(3)]	11.8%	13.0%
Portfolio	Securities	$66,839,353	$59,042,734
	Loans, net	1,551,707	1,487,133
	Mortgage servicing rights [(4)]	1,705,254	1,421,420
	Interests in MSR [(5)]	—	83,622
	Assets transferred or pledged to securitization vehicles	9,202,014	8,877,247
	Assets of disposal group held for sale [(6)]	11,371	97,414
	Total investment portfolio	$79,309,699	$71,009,570
GAAP Key Statistics	Net interest margin [(7)]	1.42%	2.64%
	Average yield on interest earning assets [(8)]	3.47%	3.58%
	Average GAAP cost of interest bearing liabilities [(9)]	2.38%	1.12%
	Net interest spread	1.09%	2.46%
Non-GAAP Key Statistics	Net interest margin (excluding PAA) *[(7)]	1.98%	2.20%
	Average yield on interest earning assets (excluding PAA) *[(8)]	3.24%	2.87%
	Average economic cost of interest bearing liabilities *[(9)]	1.54%	1.11%
	Net interest spread (excluding PAA) *	1.70%	1.76%
Efficiency	Operating expenses to earnings available for distribution *	7.89%	7.34%
	Annualized operating expenses as a % of average total assets	0.19%	0.19%
	Annualized operating expenses as a % of average total equity	1.38%	1.28%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 3

Portfolio Data

Unaudited, dollars in thousands

Portfolio-Related Data	For the quarters ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Agency mortgage-backed securities	$63,037,241	$55,593,336	$57,787,141	$60,525,605	$62,818,079
Residential credit risk transfer securities	1,056,906	965,714	845,809	936,228	787,235
Non-agency mortgage-backed securities	2,156,706	2,026,658	1,737,333	1,663,336	1,747,932
Commercial mortgage-backed securities	588,500	457,026	357,354	530,505	269,106
Total securities	$66,839,353	$59,042,734	$60,727,637	$63,655,674	$65,622,352
Residential mortgage loans	$1,551,637	$1,486,811	$1,650,151	$2,272,072	$1,686,268
Residential mortgage loan warehouse facility	70	322	—	980	1,431
Corporate debt	—	—	1,967,667	1,968,991	1,890,709
Corporate debt, held for sale	—	—	—	—	2,113
Total loans, net	$1,551,707	$1,487,133	$3,617,818	$4,242,043	$3,580,521
Mortgage servicing rights	$1,705,254	$1,421,420	$1,108,937	$544,562	$572,259
Interests in MSR	$—	$83,622	$85,653	$69,316	$57,530
Agency mortgage-backed securities transferred or pledged to securitization vehicles	$431,388	$458,268	$544,991	$589,873	$597,923
Residential mortgage loans transferred or pledged to securitization vehicles	8,770,626	8,418,979	7,264,316	5,496,435	4,140,558
Assets transferred or pledged to securitization vehicles	$9,202,014	$8,877,247	$7,809,307	$6,086,308	$4,738,481
Assets of disposal group held for sale [(1)]	$11,371	$97,414	$—	$194,138	$238,042
Total investment portfolio	$79,309,699	$71,009,570	$73,349,352	$74,792,041	$74,809,185
Total assets	$85,406,764	$73,637,249	$76,185,134	$76,764,064	$76,662,433
Period-end TBA contract and CMBX balances, implied market value	$15,587,425	$19,680,003	$18,691,823	$20,739,212	$24,050,318
Average TBA contract and CMBX balances, implied market value	$18,718,194	$20,436,269	$19,104,165	$21,155,067	$22,695,035

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 4

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Financing Data	Repurchase agreements	$54,160,731	$51,364,097	$52,626,503	$54,769,643	$55,475,420
	Other secured financing	250,000	—	914,255	903,255	729,555
	Debt issued by securitization vehicles	7,844,518	7,502,483	6,711,953	5,155,633	3,935,410
	Participations issued	745,729	696,944	775,432	1,049,066	641,006
	Total debt	$63,000,978	$59,563,524	$61,028,143	$61,877,597	$60,781,391
	Liabilities of disposal group held for sale [1]	$1,151	$3,608	$—	$154,956	$159,508
	Total liabilities	$74,455,209	$62,547,349	$64,706,364	$63,568,739	$62,944,566
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,536,569
	Common equity [2]	9,329,550	9,490,182	9,890,673	11,633,257	12,161,233
	Total Annaly stockholders' equity	10,866,119	11,026,751	11,427,242	13,169,826	13,697,802
	Non-controlling interests	85,436	63,149	51,528	25,499	20,065
	Total equity	$10,951,555	$11,089,900	$11,478,770	$13,195,325	$13,717,867
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	57	47	68	52	75
	Weighted average rate on repurchase agreements, for the quarter [3][4]	2.25%	0.81%	0.20%	0.16%	0.15%
	Weighted average rate on repurchase agreements, at period-end [4]	3.13%	1.60%	0.41%	0.17%	0.15%
	GAAP leverage at period-end	5.8x	5.4x	5.3x	4.7x	4.4x
	Economic leverage at period-end *	7.1x	6.6x	6.4x	5.7x	5.8x
	GAAP capital ratio at period-end	12.8%	15.1%	15.1%	17.2%	17.9%
	Economic capital ratio at period-end *	11.8%	13.0%	13.1%	14.4%	14.2%
	Book value per common share	$19.94	$23.59	$27.08	$31.88	$33.55
	Total common shares outstanding	467,911	402,304	365,253	364,934	362,484
	Hedge ratio [5]	111%	104%	106%	95%	80%
	Weighted average pay rate on interest rate swaps, at period-end	1.53%	1.16%	0.70%	0.59%	0.60%
	Weighted average receive rate on interest rate swaps, at period-end	2.96%	1.65%	0.50%	0.08%	0.07%
	Weighted average net rate on interest rate swaps, at period-end	(1.43%)	(0.49%)	0.20%	0.51%	0.53%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Summary Income Statement	Total interest income	$678,488	$645,615	$655,850	$422,780	$412,972
	Total interest expense	400,491	170,475	74,922	61,785	50,438
	Net interest income	$277,997	$475,140	$580,928	$360,995	$362,534
	Total economic interest expense *(1)	$259,381	$169,483	$137,463	$120,682	$104,849
	Economic net interest income *	$419,107	$476,132	$518,387	$302,098	$308,123
	Total interest income (excluding PAA) *	$633,074	$518,094	$476,334	$480,175	$473,698
	Economic net interest income (excluding PAA) *	$373,693	$348,611	$338,871	$359,493	$368,849
	GAAP net income (loss)	($273,977)	$863,317	$2,023,894	$418,460	$521,534
	GAAP net income (loss) available (related) to common stockholders (2)	($302,147)	$839,813	$1,995,372	$388,598	$492,361
	GAAP net income (loss) per average common share (2)	($0.70)	$2.21	$5.46	$1.07	$1.36
	Earnings available for distribution *	$480,696	$490,802	$430,631	$440,043	$437,471
	Earnings available for distribution attributable to common stockholders *(2)	$453,813	$463,919	$403,748	$413,160	$410,588
	Earnings available for distribution per average common share *(2)	$1.06	$1.22	$1.11	$1.14	$1.14
	PAA cost (benefit)	($45,414)	($127,521)	($179,516)	$57,395	$60,726
	Weighted average experienced CPR for the period	9.8%	14.9%	16.7%	21.4%	23.1%
	Weighted average projected long-term CPR at period-end	7.6%	7.7%	9.5%	12.7%	12.7%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Key GAAP Earnings Metrics	Dividends declared per common share	$0.88	$0.88	$0.88	$0.88	$0.88
	Total common and preferred dividends declared [1]	$440,033	$382,350	$349,080	$348,793	$346,651
	Annualized GAAP return (loss) on average equity	(9.94%)	30.60%	65.62%	12.44%	15.25%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	(1.71%)	5.67%	12.38%	2.65%	3.47%
	Net interest margin	1.42%	2.64%	3.20%	1.97%	2.01%
	Average yield on interest earning assets	3.47%	3.58%	3.61%	2.31%	2.29%
	Average GAAP cost of interest bearing liabilities	2.38%	1.12%	0.48%	0.38%	0.32%
	Net interest spread	1.09%	2.46%	3.13%	1.93%	1.97%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	17.57%	17.49%	14.01%	13.10%	12.81%
	Annualized EAD return on average equity per unit of economic leverage *	2.47%	2.65%	2.19%	2.30%	2.21%
	Net interest margin (excluding PAA) *	1.98%	2.20%	2.04%	2.03%	2.04%
	Average yield on interest earning assets (excluding PAA) *	3.24%	2.87%	2.62%	2.63%	2.63%
	Average economic cost of interest bearing liabilities *	1.54%	1.11%	0.89%	0.75%	0.66%
	Net interest spread (excluding PAA) *	1.70%	1.76%	1.73%	1.88%	1.97%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
7

Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 8 Components of Economic Net Interest Income *   For the quarters ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Interest income:   Agency Securities $517,528 $497,135 $522,951 $301,001 $299,898 Resi Credit Securities 41,388 30,037 22,122 21,450 20,774   Residential mortgage loans 109,977 91,648 73,488 60,486 45,801   Commercial investment portfolio 8,853 26,575 37,283 39,839 46,494   Reverse repurchase agreements 742 220 6 4 5 Total interest income $678,488 $645,615 $655,850 $422,780 $412,972 Economic interest expense:   Repurchase agreements $324,573 $105,608 $26,879 $22,852 $22,397   Net interest component of interest rate swaps (141,110) (992) 62,541 58,897 54,411   Debt issued by securitization vehicles 64,593 50,303 34,625 24,774 18,740   Participations issued 9,727 9,379 5,852 7,157 2,578   Other 1,598 5,185 7,566 7,002 6,723 Total economic interest expense * $259,381 $169,483 $137,463 $120,682 $104,849 Economic net interest income * $419,107 $476,132 $518,387 $302,098 $308,123   PAA cost (benefit) (45,414) (127,521) (179,516) 57,395 60,726 Economic net interest income (excluding PAA) * $373,693 $348,611 $338,871 $359,493 $368,849

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

		For the quarters ended				
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
EAD* Reconciliation	GAAP net income (loss)	($273,977)	$863,317	$2,023,894	$418,460	$521,534
	Net income (loss) attributable to noncontrolling interests	1,287	(3,379)	1,639	2,979	2,290
	Net income (loss) attributable to Annaly	(275,264)	866,696	2,022,255	415,481	519,244
	Adjustments to exclude reported realized and unrealized (gains) losses:					
	Net (gains) losses on investments and other	2,702,512	615,216	159,804	40,473	(102,819)
	Net (gains) losses on derivatives (1)	(1,976,130)	(1,014,651)	(1,704,569)	(194,256)	(139,361)
	Loan loss provision (reversal) (2)	(1,613)	(29,380)	812	1,931	(6,771)
	Business divestiture-related (gains) losses (3)	2,936	23,955	354	16,514	14,009
	Other adjustments:					
	Depreciation expense related to commercial real estate and amortization of intangibles (4)	758	1,302	1,130	1,144	1,122
	Non-EAD (income) loss allocated to equity method investments (5)	(2,003)	(3,270)	(9,920)	(2,345)	(2,046)
	Transaction expenses and non-recurring items (6)	1,712	1,751	3,350	1,533	2,201
	Income tax effect of non-EAD income (loss) items	(9,444)	28,841	27,091	8,380	(6,536)
	TBA dollar roll income and CMBX coupon income (7)	105,543	161,673	129,492	119,657	115,586
	MSR amortization (8)	(22,897)	(33,810)	(19,652)	(25,864)	(17,884)
	Plus:					
	Premium amortization adjustment cost (benefit)	(45,414)	(127,521)	(179,516)	57,395	60,726
	Earnings available for distribution *	480,696	490,802	430,631	440,043	437,471
	Dividends on preferred stock	26,883	26,883	26,883	26,883	26,883
	Earnings available for distribution attributable to common stockholders *	$453,813	$463,919	$403,748	$413,160	$410,588

* *Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

9

Book Value Rollforward Net Interest Margin Unaudited 10 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Book value per common share, beginning of period $23.59 $27.08 $31.88 $33.55 $33.46   Net income (loss) available (related) to common stockholders (0.70) 2.21 5.46 1.07 1.36   Other comprehensive income (loss) attributable to common stockholders (2.61) (4.85) (9.38) (1.86) (0.39)   Common dividends declared (0.88) (0.88) (0.88) (0.88) (0.88)   Issuance / buyback of common stock / redemption of preferred stock 0.54 0.03 — — — Book value per common share, end of period $19.94 $23.59 $27.08 $31.88 $33.55 Prior quarter net interest margin 2.64% 3.20% 1.97% 2.01% 1.66% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.18%) 0.22% (0.01%) (0.08%) 0.01%   Net amortization of premiums 0.07% (0.25%) 1.31% 0.10% 0.31%   GAAP interest expense (1.11%) (0.53%) (0.07%) (0.06%) 0.03% Current quarter net interest margin 1.42% 2.64% 3.20% 1.97% 2.01% Prior quarter net interest spread 2.46% 3.13% 1.93% 1.97% 1.62% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.18%) 0.22% (0.01%) (0.08%) 0.01%   Net amortization of premiums 0.07% (0.25%) 1.31% 0.10% 0.31%   GAAP interest expense (1.26%) (0.64%) (0.10%) (0.06%) 0.03% Current quarter net interest spread 1.09% 2.46% 3.13% 1.93% 1.97% Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	2.20%	2.04%	2.03%	2.04%	2.09%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	(0.04%)	0.13%	0.04%	(0.01%)	(0.16%)
	Net amortization of premiums (excluding PAA)	0.42%	0.03%	0.00%	0.05%	(0.07%)
	TBA dollar roll income and CMBX coupon income	(0.26%)	0.13%	0.06%	0.02%	0.03%
	Interest expense and net interest component of interest rate swaps	(0.34%)	(0.13%)	(0.09%)	(0.07%)	0.15%
	Current quarter net interest margin (excluding PAA) *	1.98%	2.20%	2.04%	2.03%	2.04%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.76%	1.73%	1.88%	1.97%	1.93%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.17%)	0.22%	(0.02%)	(0.08%)	0.01%
	Net amortization of premiums (excluding PAA)	0.54%	0.03%	0.01%	0.08%	(0.14%)
	Interest expense and net interest component of interest rate swaps	(0.43%)	(0.22%)	(0.14%)	(0.09%)	0.17%
	Current quarter net interest spread (excluding PAA) *	1.70%	1.76%	1.73%	1.88%	1.97%

** Represents a non-GAAP financial measure.*

ANNALY

11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	30.60%	65.62%	12.44%	15.25%	(8.51%)
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.40%	3.20%	1.52%	0.15%	(1.24%)
	Net amortization of premiums and accretion of discounts	0.35%	(1.58%)	7.17%	0.34%	2.23%
	GAAP interest expense	(8.49%)	(3.61%)	(0.59%)	(0.36%)	0.29%
	Net servicing income	0.66%	0.76%	0.20%	0.36%	0.21%
	Net gains (losses) on investments and other	(76.28%)	(16.63%)	(3.98%)	(4.21%)	2.42%
	Net gains (losses) on derivatives	40.84%	(17.24%)	49.22%	1.54%	19.29%
	Business divestiture-related gains (losses) (1)	0.74%	(0.84%)	0.48%	(0.08%)	(0.45%)
	Loan loss provision	(0.90%)	0.97%	(0.01%)	(0.19%)	0.19%
	Other (2)	1.14%	(0.05%)	(0.83%)	(0.36%)	0.82%
	Current quarter annualized GAAP return (loss) on average equity	(9.94%)	30.60%	65.62%	12.44%	15.25%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	17.49%	14.01%	13.10%	12.81%	13.05%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.44%	3.26%	1.52%	0.15%	(1.24%)
	Net amortization of premiums (excluding PAA)	3.23%	(0.29%)	(0.32%)	0.27%	(0.43%)
	Interest expense and net interest component of interest rate swaps	(3.44%)	(1.57%)	(0.88%)	(0.52%)	1.10%
	Net servicing income	0.67%	0.76%	0.20%	0.36%	0.21%
	TBA dollar roll income and CMBX coupon income	(1.90%)	1.55%	0.65%	0.18%	0.16%
	Other (3)	0.08%	(0.23%)	(0.26%)	(0.15%)	(0.04%)
	Current quarter annualized EAD return on average equity *	17.57%	17.49%	14.01%	13.10%	12.81%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

12

Residential & Other Investments Overview as of September 30, 2022

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$2,600,840	3.9%	3.47%	101.0%	93.3%	13.6%	$2,425,346
20 years	1,195,272	1.8%	3.36%	103.6%	93.9%	10.4%	1,122,765
>=30 years [2]	63,555,510	94.3%	3.87%	102.8%	93.2%	9.5%	59,209,500
Total/Weighted Avg.	$67,351,622	100.0%	3.85%	102.7%	93.2%	9.6%	$62,757,611

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$633,000	3.9%	3.85%	$627,195			$607,474
30-year	15,451,000	96.1%	4.33%	15,163,230			14,575,332
Total/Weighted Avg.	$16,084,000	100.0%	4.32%	$15,790,425			$15,182,806

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$244,009	89.6%	2.91%	106.4%	102.9%	21.6%	$251,064
25 - 40 months	24,140	8.9%	3.00%	107.3%	98.1%	18.7%	23,691
41 - 60 months	4,203	1.5%	3.04%	106.8%	97.7%	11.1%	4,106
Total/Weighted Avg.	$272,352	100.0%	2.92%	106.5%	102.4%	21.2%	$278,861

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [4]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$564,491	6.4%	3.35%	18.0%	11.1%	12.4%	$62,731
Inverse interest-only	1,012,007	11.5%	3.12%	29.5%	10.9%	14.0%	110,114
Multifamily interest-only	7,247,481	82.1%	0.69%	4.1%	3.6%	—%	259,312
Total/Weighted Avg.	$8,823,979	100.0%	1.14%	7.9%	4.9%	11.7%	$432,157

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®
13

Residential & Other Investments Overview as of September 30, 2022 (continued)

Unaudited, dollars in thousands

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	Projected CPR	Estimated Fair Value
MSR held directly	$118,497,242	0.26%	2.9%	143.9%	8.7%	5.3%	$1,705,254
MSR of limited partnership interest [1]	2,895,493						40,371
Total/Weighted Avg.	$121,392,735	0.26%	2.9%	143.9%	8.7%	5.3%	$1,745,625

Residential Credit Portfolio

Sector	Current Face / Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Residential credit risk transfer	$1,100,944	7.8%	6.77%	100.3%	96.0%		$1,056,906
Alt-A	145,718	0.9%	4.15%	86.3%	80.9%		117,844
Prime	2,038,622	1.9%	4.78%	98.9%	86.6%		262,835
Subprime	206,413	1.3%	4.68%	90.7%	86.1%		177,819
NPL/RPL	1,456,013	10.2%	3.77%	99.0%	95.0%		1,383,488
Prime jumbo	2,165,973	1.6%	4.81%	95.4%	80.6%		214,720
Residential mortgage loans	11,469,486	76.3%	4.41%	100.3%	90.0%		10,322,263
Total/Weighted Avg.	$18,583,169	100.0%	4.54%				$13,535,875

Other Credit Products

Type	Net Notional		Range of Ratings	Net Weighted Avg Coupon			Implied Market Value
CMBX [3]	$420,000		AAA to AA	1.0%			$404,619

Type	Current Face / Notional Value		Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Multifamily CRT	$18,970		6.53%	99.5%	94.2%		$17,867
CRE CLO	$553,411		4.33%	99.5%	96.1%		$531,629
SASB	$39,200		5.30%	99.5%	99.5%		$39,004

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 14

Residential Credit Securities Detail as of September 30, 2022

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR [1]
Credit Risk Transfer	$1,056,906	$—	$1,056,906	6.77%	1.98%	0.94%	9.49%
Alt-A	117,844	69,693	48,151	4.15%	13.30%	5.46%	10.17%
Prime	262,835	50,206	212,629	4.78%	8.96%	2.14%	8.03%
Subprime	177,819	65,282	112,537	4.68%	18.76%	7.70%	11.21%
Re-Performing Loan Securitizations	885,654	493,083	392,571	3.89%	28.07%	25.10%	8.94%
Non-Performing Loan Securitizations	497,834	470,343	27,491	3.56%	36.20%	77.41%	13.65%
Prime Jumbo	214,720	14,218	200,502	4.81%	2.96%	1.58%	5.57%
Total [2]	$3,213,612	$1,162,825	$2,050,787	4.96%	16.27%	19.65%	9.25%

Product	Bond Coupon				Estimated Fair Value
	ARM	Fixed	Floater	Interest Only	
Credit Risk Transfer	$—	$—	$1,056,906	$—	$1,056,906
Alt-A	4,216	106,443	7,185	—	117,844
Prime	24,859	219,792	4,457	13,727	262,835
Subprime	—	110,618	67,066	135	177,819
Re-Performing Loan Securitizations	—	885,654	—	—	885,654
Non-Performing Loan Securitizations	—	497,834	—	—	497,834
Prime Jumbo	—	167,144	33,358	14,218	214,720
Total	$29,075	$1,987,485	$1,168,972	$28,080	$3,213,612

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®
15

Hedging and Liabilities as of September 30, 2022

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity (3)
0 to 3 years	$ 21,501,900	1.08 %	2.95 %	0.66
> 3 to 6 years	1,120,400	2.20 %	2.95 %	4.32
> 6 to 10 years	15,936,200	2.06 %	2.99 %	9.29
Greater than 10 years	2,309,000	3.49 %	2.89 %	23.18
Total / Weighted Avg.	$ 40,867,500	1.53 %	2.96 %	5.40

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$ 3,000,000	2.03 %	3M LIBOR	8.71	14.56
Long Receive	$ 750,000	1.57 %	3M LIBOR	11.32	15.89

Futures Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 2 year	$ —	$ (17,391,000)	$ (17,391,000)	1.97
U.S. Treasury Futures - 5 year	$ —	$ (6,503,400)	$ (6,503,400)	4.38
U.S. Treasury Futures - 10 year & Greater	$ —	$ (18,376,900)	$ (18,376,900)	7.40
Total / Weighted Avg.	$ —	$ (42,271,300)	$ (42,271,300)	4.70

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$ 23,789,105	2.95 %
30 to 59 days	13,141,434	3.04 %
60 to 89 days	1,097,481	3.72 %
90 to 119 days	3,292,070	3.12 %
Over 120 days (4)	13,090,641	3.29 %
Total / Weighted Avg.	$ 54,410,731	3.08 %

Total Indebtedness

	Principal Balance	Weighted Average Rate: At Period End	Weighted Average Rate: For the Quarter	Days to Maturity (5)
Repurchase agreements	$ 54,160,731	3.13 %	2.25 %	57
Other secured financing	250,000	5.81 %	7.15 %	638
Debt issued by securitization vehicles	9,018,805	3.07 %	2.99 %	12,042
Participations issued	789,498	5.58 %	4.48 %	11,082
Total indebtedness	$ 64,219,034			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 16

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2022 and June 30, 2022
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of September 30, 2022		As of June 30, 2022	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	0.5%	3.7%	0.1%	0.5%
(50)	0.4%	2.9%	0.2%	1.0%
(25)	0.2%	1.7%	0.1%	0.8%
25	(0.3%)	(2.1%)	(0.2%)	(1.4%)
50	(0.6%)	(4.5%)	(0.5%)	(3.2%)
75	(0.9%)	(7.1%)	(0.8%)	(5.4%)

MBS Spread Sensitivity [1]

	As of September 30, 2022		As of June 30, 2022	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.7%	14.1%	1.9%	12.9%
(15)	1.0%	8.4%	1.1%	7.7%
(5)	0.3%	2.8%	0.4%	2.6%
5	(0.3%)	(2.8%)	(0.4%)	(2.5%)
15	(1.0%)	(8.3%)	(1.1%)	(7.6%)
25	(1.7%)	(13.7%)	(1.8%)	(12.6%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

17

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	9/30/2022 (unaudited)	6/30/2022 (unaudited)	3/31/2022 (unaudited)	12/31/2021 [1]	9/30/2021 (unaudited)
Assets					
Cash and cash equivalents	$ 1,466,171	$ 853,932	$ 955,840	$ 1,342,090	$ 1,046,300
Securities	66,839,353	59,042,734	60,727,637	63,655,674	65,622,352
Loans, net	1,551,707	1,487,133	3,617,818	4,242,043	3,580,521
Mortgage servicing rights	1,705,254	1,421,420	1,108,937	544,562	572,259
Interests in MSR	—	83,622	85,653	69,316	57,530
Assets transferred or pledged to securitization vehicles	9,202,014	8,877,247	7,809,307	6,086,308	4,738,481
Assets of disposal group held for sale	11,371	97,414	—	194,138	238,042
Derivative assets	1,949,530	748,432	964,075	170,370	331,395
Receivable for unsettled trades	2,153,895	434,227	407,225	2,656	42,482
Principal and interest receivable	262,542	300,028	246,739	234,983	234,810
Goodwill and intangible assets, net	17,437	18,195	23,110	24,241	25,371
Other assets	247,490	272,865	238,793	197,683	172,890
Total assets	$ 85,406,764	$ 73,637,249	$ 76,185,134	$ 76,764,064	$ 76,662,433
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 54,160,731	$ 51,364,097	$ 52,626,503	$ 54,769,643	$ 55,475,420
Other secured financing	250,000	—	914,255	903,255	729,555
Debt issued by securitization vehicles	7,844,518	7,502,483	6,711,953	5,155,633	3,935,410
Participations issued	745,729	696,944	775,432	1,049,066	641,006
Liabilities of disposal group held for sale	1,151	3,608	—	154,956	159,508
Derivative liabilities	764,535	379,708	826,972	881,537	912,134
Payable for unsettled trades	9,333,646	1,995,960	1,992,568	147,908	571,540
Interest payable	30,242	91,962	80,870	91,176	109,586
Dividends payable	411,762	354,027	321,423	321,142	318,986
Other liabilities	912,895	158,560	456,388	94,423	91,421
Total liabilities	74,455,209	62,547,349	64,706,364	63,568,739	62,944,566
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,536,569	1,536,569	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share [3]	4,679	4,023	3,653	3,649	3,625
Additional paid-in capital	22,967,665	21,293,146	20,332,909	20,324,780	20,239,240
Accumulated other comprehensive income (loss)	(5,431,436)	(4,310,926)	(2,465,482)	958,410	1,638,638
Accumulated deficit	(8,211,358)	(7,496,061)	(7,980,407)	(9,653,582)	(9,720,270)
Total stockholders' equity	10,866,119	11,026,751	11,427,242	13,169,826	13,697,802
Noncontrolling interests	85,436	63,149	51,528	25,499	20,065
Total equity	10,951,555	11,089,900	11,478,770	13,195,325	13,717,867
Total liabilities and equity	$ 85,406,764	$ 73,637,249	$ 76,185,134	$ 76,764,064	$ 76,662,433

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 19

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Net interest income					
Interest income	$ 678,488	$ 645,615	$ 655,850	$ 422,780	$ 412,972
Interest expense	400,491	170,475	74,922	61,785	50,438
Net interest income	277,997	475,140	580,928	360,995	362,534
Net servicing income					
Servicing and related income	74,486	55,685	34,715	31,322	17,948
Servicing and related expense	7,780	5,949	3,757	4,290	3,012
Net servicing income	66,706	49,736	30,958	27,032	14,936
Other income (loss)					
Net gains (losses) on investments and other	(2,702,512)	(615,216)	(159,804)	(40,473)	102,819
Net gains (losses) on derivatives	2,117,240	1,015,643	1,642,028	135,359	84,950
Loan loss (provision) reversal	1,613	26,913	(608)	(194)	6,134
Business divestiture-related gains (losses)	(2,936)	(23,955)	(354)	(16,514)	(14,009)
Other, net	1,526	(5,486)	3,058	(415)	1,285
Total other income (loss)	(585,069)	397,899	1,484,320	77,763	181,179
General and administrative expenses					
Compensation expense	27,744	22,243	33,002	27,061	27,859
Other general and administrative expenses	10,178	13,795	12,762	13,640	16,023
Total general and administrative expenses	37,922	36,038	45,764	40,701	43,882
Income (loss) before income taxes	(278,288)	886,737	2,050,442	425,089	514,767
Income taxes	(4,311)	23,420	26,548	6,629	(6,767)
Net income (loss)	(273,977)	863,317	2,023,894	418,460	521,534
Net income (loss) attributable to noncontrolling interests	1,287	(3,379)	1,639	2,979	2,290
Net income (loss) attributable to Annaly	(275,264)	866,696	2,022,255	415,481	519,244
Dividends on preferred stock	26,883	26,883	26,883	26,883	26,883
Net income (loss) available (related) to common stockholders	$ (302,147)	$ 839,813	$ 1,995,372	$ 388,598	$ 492,361
Net income (loss) per share available (related) to common stockholders					
Basic	$ (0.70)	$ 2.21	$ 5.46	$ 1.07	$ 1.36
Diluted	$ (0.70)	$ 2.20	$ 5.46	$ 1.07	$ 1.36
Weighted average number of common shares outstanding					
Basic	429,858,876	380,609,192	365,340,909	363,534,539	361,328,979
Diluted	429,858,876	380,898,750	365,612,991	363,852,876	361,589,467
Other comprehensive income (loss)					
Net income (loss)	$ (273,977)	$ 863,317	$ 2,023,894	$ 418,460	$ 521,534
Unrealized gains (losses) on available-for-sale securities	(2,578,509)	(2,503,250)	(3,568,679)	(685,699)	(113,451)
Reclassification adjustment for net (gains) losses included in net income (loss)	1,457,999	657,806	144,787	5,471	(28,186)
Other comprehensive income (loss)	(1,120,510)	(1,845,444)	(3,423,892)	(680,228)	(141,637)
Comprehensive income (loss)	(1,394,487)	(982,127)	(1,399,998)	(261,768)	379,897
Comprehensive income (loss) attributable to noncontrolling interests	1,287	(3,379)	1,639	2,979	2,290
Comprehensive income (loss) attributable to Annaly	(1,395,774)	(978,748)	(1,401,637)	(264,747)	377,607
Dividends on preferred stock	26,883	26,883	26,883	26,883	26,883
Comprehensive income (loss) attributable to common stockholders	$ (1,422,657)	$ (1,005,631)	$ (1,428,520)	$ (291,630)	$ 350,724

ANNALY® 20

Unaudited, dollars in thousands 21 Income Statement Gains (Losses) Detail   For the quarters ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Net gains (losses) on disposal of investments and other ($1,464,360) ($646,177) ($144,224) ($25,144) $12,002 Net unrealized gains (losses) on instruments measured at fair value through earnings (1,238,152) 30,961 (15,580) (15,329) 90,817 Net gains (losses) on investments and other ($2,702,512) ($615,216) ($159,804) ($40,473) $102,819 Net interest component of interest rate swaps $141,110 $992 ($62,541) ($58,897) ($54,411) Realized gains (losses) on termination or maturity of interest rate swaps (83,393) (16) — (39,932) (1,196,417) Unrealized gains (losses) on interest rate swaps 1,251,350 897,537 1,323,439 186,345 1,380,946 Net gains (losses) on other derivatives 808,173 117,130 381,130 47,843 (45,168) Net gains (losses) on derivatives $2,117,240 $1,015,643 $1,642,028 $135,359 $84,950 Other Income Statement Details

22 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, is provided on page 9 of this financial summary. Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non- EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Economic leverage ratio reconciliation					
Repurchase agreements	$54,160,731	$51,364,097	$52,626,503	$54,769,643	$55,475,420
Other secured financing	250,000	—	914,255	903,255	729,555
Debt issued by securitization vehicles	7,844,518	7,502,483	6,711,953	5,155,633	3,935,410
Participations issued	745,729	696,944	775,432	1,049,066	641,006
Debt included in liabilities of disposal group held for sale	—	—	—	112,144	113,362
Total GAAP debt	$63,000,978	$59,563,524	$61,028,143	$61,989,741	$60,894,753
Less non-recourse debt:					
Credit facilities [1]	$—	$—	($914,255)	($903,255)	($729,555)
Debt issued by securitization vehicles	(7,844,518)	(7,502,483)	(6,711,953)	(5,155,633)	(3,935,410)
Participations issued	(745,729)	(696,944)	(775,432)	(1,049,066)	(641,006)
Non-recourse debt included in liabilities of disposal group held for sale	—	—	—	(112,144)	(113,362)
Total recourse debt	$54,410,731	$51,364,097	$52,626,503	$54,769,643	$55,475,420
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$16,209,886	$19,723,326	$19,006,949	$20,690,768	$24,202,686
Payable for unsettled trades	9,333,646	1,995,960	1,992,568	147,908	571,540
Receivable for unsettled trades	(2,153,895)	(434,227)	(407,225)	(2,656)	(42,482)
Economic debt *	$77,800,368	$72,649,156	$73,218,795	$75,605,663	$80,207,164
Total equity	$10,951,555	$11,089,900	$11,478,770	$13,195,325	$13,717,867
Economic leverage ratio *	7.1x	6.6x	6.4x	5.7x	5.8x

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

23

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Economic capital ratio reconciliation					
Total GAAP assets	$85,406,764	$73,637,249	$76,185,134	$76,764,064	$76,662,433
Less:					
Gross unrealized gains on TBA derivatives (1)	(28,032)	(60,661)	(24,757)	(52,693)	(1,776)
Debt issued by securitization vehicles (2)	(7,844,518)	(7,502,483)	(6,711,953)	(5,155,633)	(3,935,410)
Plus:					
Implied market value of TBA derivatives	15,182,806	19,282,979	18,284,708	20,338,633	23,622,635
Total economic assets *	$92,717,020	$85,357,084	$87,733,132	$91,894,371	$96,347,882
Total equity	$10,951,555	$11,089,900	$11,478,770	$13,195,325	$13,717,867
Economic capital ratio *(3)	11.8%	13.0%	13.1%	14.4%	14.2%
Premium Amortization Reconciliation					
Premium amortization expense	$39,406	($4,869)	($25,353)	$219,172	$233,429
Less:					
PAA cost (benefit)	(45,414)	(127,521)	(179,516)	57,395	60,726
Premium amortization expense (excluding PAA)	$84,820	$122,652	$154,163	$161,777	$172,703
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$678,488	$645,615	$655,850	$422,780	$412,972
PAA cost (benefit)	(45,414)	(127,521)	(179,516)	57,395	60,726
Interest income (excluding PAA) *	$633,074	$518,094	$476,334	$480,175	$473,698
Economic Interest Expense Reconciliation					
GAAP interest expense	$400,491	$170,475	$74,922	$61,785	$50,438
Add:					
Net interest component of interest rate swaps	(141,110)	(992)	62,541	58,897	54,411
Economic interest expense *	$259,381	$169,483	$137,463	$120,682	$104,849
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$633,074	$518,094	$476,334	$480,175	$473,698
Less:					
Economic interest expense *	259,381	169,483	137,463	120,682	104,849
Economic net interest income (excluding PAA) *	$373,693	$348,611	$338,871	$359,493	$368,849

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

24

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Economic Metrics (excluding PAA)					
Average interest earning assets	$78,143,337	$72,123,055	$72,590,876	$73,134,966	$72,145,283
Interest income (excluding PAA) *	$633,074	$518,094	$476,334	$480,175	$473,698
Average yield on interest earning assets (excluding PAA) *	3.24%	2.87%	2.62%	2.63%	2.63%
Average interest bearing liabilities	$65,755,563	$60,446,528	$61,865,292	$63,342,740	$62,614,042
Economic interest expense *	$259,381	$169,483	$137,463	$120,682	$104,849
Average economic cost of interest bearing liabilities *	1.54%	1.11%	0.89%	0.75%	0.66%
Economic net interest income (excluding PAA)*	$373,693	$348,611	$338,871	$359,493	$368,849
Net interest spread (excluding PAA) *	1.70%	1.76%	1.73%	1.88%	1.97%
Interest income (excluding PAA) *	$633,074	$518,094	$476,334	$480,175	$473,698
TBA dollar roll income and CMBX coupon income	105,543	161,673	129,492	119,657	115,586
Economic interest expense *	(259,381)	(169,483)	(137,463)	(120,682)	(104,849)
Subtotal	$479,236	$510,284	$468,363	$479,150	$484,435
Average interest earning assets	$78,143,337	$72,123,055	$72,590,876	$73,134,966	$72,145,283
Average TBA contract and CMBX balances, implied cost basis	18,837,475	20,566,553	19,229,537	21,159,120	22,739,226
Subtotal	$96,980,812	$92,689,608	$91,820,413	$94,294,086	$94,884,509
Net interest margin (excluding PAA) *	1.98%	2.20%	2.04%	2.03%	2.04%

** Represents a non-GAAP financial measure.*

ANNALY 25

26 Endnotes Page 3 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non-recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (4) Excludes $151 million and $190 million of unsettled commitments as of September 30, 2022 and June 30, 2022, respectively. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close. (5) Excludes $40.4 million and $39.9 million related to a limited partnership interest in an MSR fund included in Other assets in the Company’s Consolidated Statements of Financial Condition as of September 30, 2022 and June 30, 2022, respectively. (6) Includes assets related to the sale of the Company's Middle Market Lending portfolio that are expected to be transferred by the fourth quarter of 2022. (7) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (8) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (9) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. Page 4 (1) Includes assets related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022 and assets related to the sale of the Company's Commercial Real Estate business at December 31, 2021 and September 30, 2021. Page 5 (1) Includes liabilities related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022 and liabilities related to the sale of the Company's Commercial Real Estate business at December 31, 2021 and September 30, 2021 . (2) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (3) Utilizes an actual/360 factor. (4) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (5) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Prior to the quarter ended September 30, 2022, the hedge ratio excluded the impact of net forward purchases (sales) of investments from the calculation; all prior periods have been updated to conform to the current presentation resulting in a reduction of 3% to the hedge ratio for each of the quarters ended June 30, 2022 and March 31, 2022 and no impact for the quarters ended December 31, 2021 and September 30, 2021. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. Page 9 (1) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $141.1 million, $1.0 million, ($62.5) million, ($58.9) million and ($54.4) million for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively. (2) Includes $0.0 million, ($2.5) million, $0.2 million, $1.7 million and ($0.6) million of loss provision (reversal) on the Company’s unfunded loan commitments for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (3) Includes losses (gains) related to the sale of the Company's Middle Market Lending portfolio for the quarter ended September 30, 2022 and June 30, 2022 and losses (gains) related to the sale of the Company's Commercial Real Estate business for the quarters ended March 31, 2022, December 31, 2021 and September 30, 2021. (4) Includes depreciation and amortization expense related to equity method investments. (5) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss).

27 Endnotes (continued) Page 9 (continued) (6) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (7) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $1.1 million, $1.1 million, $1.1 million, $1.1 million and $1.2 million for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively. (8) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. Page 12 (1) Includes gains (losses) related to the sale of the Company's Middle Market Lending portfolio for the quarter ended September 30, 2022 and June 30, 2022 and gains (losses) related to the sale of the Company's Commercial Real Estate business for the quarters ended March 31, 2022, December 31, 2021 and September 30, 2021. (2) Includes other, net, general and administrative expenses and income taxes. (3) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Includes Agency-backed multifamily securities with an estimated fair value of $1.7 billion ($0.4 billion of which have been transferred or pledged to securitization vehicles). (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $92.3 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. (3) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on derivatives. Page 15 (1) Represents the 3 month voluntary prepayment rate and excludes the impact of interest- only securities. (2) Total investment characteristics exclude the impact of interest-only securities. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of September 30, 2022, 22%, 30% and 48% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) 0% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2021. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 2,936,500,000 shares authorized. Includes 467,911,144 shares issued and outstanding at September 30, 2022; Includes 402,303,874 shares issued and outstanding at June 30, 2022; Includes 365,253,063 shares issued and outstanding at March 31, 2022; Includes 364,934,065 shares issued and outstanding at December 31, 2021; Includes 362,483,754 shares issued and outstanding at September 30, 2021. Page 23 (1) Included in Other secured financing in the Company's Consolidated Statements of Financial Condition. Page 24 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Includes debt issued by securitization vehicles reported in Liabilities of disposal group held for sale in the Company's Consolidated Statements of Financial Condition. (3) Economic capital ratio is computed as total equity divided by total economic assets.